COMMON STOCK                                                       COMMON STOCK

                              [LOGO]                                     SHARES

INCORPORATED UNDER THE LAWS                                   [SEE REVERSE SIDE
   OF THE STATE OF MARYLAND                                         FOR CERTAIN
                                                                   DEFINITIONS]

                                                             [CUSIP054916 10 1]

 CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.


THIS CERTIFIES THAT


IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 PER SHARE OF THE COMMON STOCK OF CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC., TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.


         THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


         IN WITNESS WHEREOF, CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.



         DATED:
COUNTERSIGNED AND REGISTERED:
         BANKBOSTON, N.A.
              TRANSFER AGENT
              AND REGISTRAR
[BY]



AUTHORIZED OFFICER              SECRETARY                             CHAIRMAN

[CORPORATE]
[  SEAL   ]

                             [CERTIFICATE OF STOCK]

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         CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                                                   ------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common UNIF GIFT MIN ACT -- _______ Custodian _______ TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of            (Cust)                (Minor)
survivorship and not as tenants in common          Under Uniform Gifts to Minors
                                                   Act _________________________
                                                                (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING  NUMBER OF
       ASSIGNEE
/                                                            /

 ..........................................
(PLEASE PRINT OR TYPEWRITE NAME AND
ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 ..........................................

 ..........................................

______________________________________ shares
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________ Attorney
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________

 ...............................................................................
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.


                                       OR

SIGNATURE(S) GUARANTEED

BY __________________________________________
   THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.